FIXED ASSETS AND LEASEHOLD IMPROVEMENT (Details) - USD ($)	May 31, 2020	Aug. 31, 2019	Aug. 31, 2018
Leasehold improvement	$ 97,537	$ 134,523
Accumulated depreciation	52,404	12,631
Property and equipment, net	17,337	20,124
Renovation Costs
Appliances and furniture	20,974	20,974
Leasehold improvement	146,304	146,304
Total cost	167,278	167,278
Accumulated depreciation	52,404	12,631
Property and equipment, net	$ 114,874	$ 154,647